SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    June 17, 2009

 China Yida Holding, Co.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-26777	22-3662292
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

RM 1302-3 13/F, Crocodile House II
55 Connaught Road Central Hong Kong
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86-591-28308388
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 17, 2009, the Board of Directors of China Yida Holding, Co. approved an amendment and restatement of the Company’s Bylaws, effective immediately.  A copy of the Company’s Restated Bylaws is attached as Exhibit 3.1 to this report and is incorporated herein by reference into this Item 5.03.

ITEM 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 17, 2009, the Board of Directors of the Company has adopted a Code of Conduct applicable to all directors, officers and employees.  Pursuant to NASDAQ Rule 5610, the Code of Conduct complies with the definition of a “code of ethics” set out in Section 406(c) of the Sarbanes-Oxley Act of 2002.  Additionally, the Code of Conduct provides for an enforcement mechanism.  A copy of the Code of Conduct is attached as Exhibit 14.1 and is incorporated herein by reference to this Item 5.05.

ITEM 8.01 Other Events

On June 17, 2009, the Board of Directors of the Company approved the adoption of the Audit Committee Charter (the “Audit Charter”) to regulate the Audit Committee that the Company intends to establish. Pursuant to the Charter, the Audit Committee shall be comprised of three (3) or more independent directors who shall be appointed annually and subject to removal by the Board of Directors of the Company at any time, and each member of the Audit Committee shall meet the independence requirements set forth by the rules and regulations of the Securities and Exchange Commission, and the Nasdaq Stock Market. In addition to the enumerated responsibilities of the Audit Committee in the Audit Charter, the primary function of the Audit Committee is to assist the board of directors of the Company in fulfilling its oversight responsibilities by reviewing the financial information, the systems of internal control, and the Company’s audit and financial reporting process.  A copy of the Company’s Audit Committee Charter is attached as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 8.01.

On June 17, 2009, the Board of Directors of the Company approved the adoption of the procedures for the selection of director nominees.  Pursuant to NASDAQ Rule 5605(e)(1), a majority of the independent directors shall recommend and select the director nominees.

On June 17, 2009, the Board of Directors of the Company approved the adoption of the independent director oversight of Executive Officer compensation.  Pursuant to NASDAQ Rule 5605(d), all matters regarding executive officer compensation shall be submitted for approval or recommendation by a majority of the independent directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

3.1	Revised and Restated Bylaws dated June 17, 2009.
14.1	Code of Conduct
99.1	Audit Committee Charter adopted June 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Yida Holding, Co.

By:   /s/ Minhua Chen
Name: Minhua Chen
Title: Chief Executive Officer and Chairman

Dated: June 30, 2009